UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to Form 8-K on
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 10, 2011

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 and 8 are not applicable and therefore omitted.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

On October 17, 2011, Rimage Corporation (the “Company”) filed a Current Report on Form 8-K dated October 10, 2011 (the “Original Filing”) to report the merger of Quick Acquisition Corp., a wholly owned subsidiary of the Company, with and into Qumu, Inc. (“Qumu”) with Qumu continuing as the surviving corporation in the merger. As a result of the merger, which was effective October 10, 2011, Qumu is a wholly-owned subsidiary of the Company.

This amendment to the Original Filing is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

(a)	Financial Statements of Business Acquired

	The following financial statements of Qumu, Inc. are filed as Exhibits 99.2 and 99.3 hereto and incorporated herein by reference:

	Exhibit 99.2:
	Independent Auditor’s Report	1
	Audited Financial Statements
	Balance Sheets as of December 31, 2010 and 2009	2
	Statements of Operations for the years ended December 31, 2010 and 2009	3
	Statements of Stockholders’ Equity (Deficit) for the years ended December 31, 2010 and 2009	4
	Statements of Cash Flows for the years ended December 31, 2010 and 2009	5
	Notes to Financial Statements	6

	Exhibit 99.3:
	Unaudited Interim Condensed Financial Statements
	Balance Sheets as of September 30, 2011 and December 31, 2010	1
	Statements of Operations for the nine months ended September 30, 2011 and 2010	2
	Statements of Cash Flows for the nine months ended September 30, 2011 and 2010	3
	Notes to Unaudited Interim Condensed Financial Statements	4

(b)	Pro Forma Financial Information

	The following unaudited pro forma condensed combined financial information of Rimage Corporation and Qumu, Inc. is filed as Exhibit 99.4 hereto and incorporated herein by reference:

	Description of Acquisition	1
	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011	3
	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2010	4
	Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2011	5
	Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6

(d)	Exhibits

Exhibit No.	Description
2.1 *

Agreement and Plan of Merger dated October 10, 2011 by and among Rimage Corporation, Qumu, Inc., Quick Acquisition Corp., Shareholder Representative Services LLC and the Major Holders identified therein.

10.1 *	Form of Lock-Up Letter Agreement dated October 10, 2011 by each Recipient of Rimage Corporation Common Stock in the Merger.

10.2 *	Registration Rights Agreement dated October 10, 2011 by and among Rimage Corporation and the Investors.

10.3 *	Employment Agreement dated October 10, 2011 by and between Rimage Corporation and Raymond R. Hood.

10.4 *	Stock Option Agreement dated October 10, 2011 by and between Rimage Corporation and Raymond R. Hood.

23.1	Consent of Macias Gini & O’Connell LLP.

99.1 *	Press Release issued on October 10, 2011.

99.2	Audited financial statements of Qumu, Inc. as of December 31, 2010 and December 31, 2009 and for the years then ended.

99.3	Unaudited interim condensed financial statements of Qumu, Inc. as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

99.4

Unaudited Pro Forma Condensed Combined Balance Sheet of Rimage Corporation and Qumu, Inc. as of September 30, 2011, Unaudited Pro Forma Condensed Combined Statements of Income of Rimage Corporation and Qumu, Inc. for the year ended December 31, 2010 and for the nine months ended September 30, 2011.

* Incorporated by reference to exhibit of the same number in the Company’s Current Report on Form 8-K dated October 10, 2011.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

	By:	/s/ James R. Stewart
James R. Stewart
Chief Financial Officer
Date: December 20, 2011